Note 10 - Retirement Plans (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Increase Decrease In Unfunded status	$ 138,600
Other Comprehensive Income (Loss), Defined Benefit Plan, Gain (Loss) Arising During Period, after Tax	(59,800)
Other Comprehensive Income (Loss), Defined Benefit Plan, Gain (Loss) Arising During Period, Tax	(19,900)
Defined Benefit Plan, Plan Assets, Amount, Ending Balance	348,914	$ 202,485	$ 233,112
Defined Benefit Plan, Plan Assets, Increase (Decrease) for Actual Return (Loss)	103,166	(46,325)
Defined Benefit Plan, Plan Assets, Contributions by Employer	$ 73,000	$ 26,000
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Expected Long-term Rate of Return on Plan Assets	7.25%	7.25%
Defined Contribution Plan, Employer Discretionary Contribution Amount	$ 1,600	$ 400